UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): July 27, 2005
LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2140 Lake Park Blvd. Richardson, Texas (Address of principal executive offices)	75080 (Zip Code)
Registrant’s telephone number, including area code: (972) 497-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 2.02 Results of Operations and Financial Condition.
     On July 27, 2005, Lennox International Inc. (the “Company”) issued a press release announcing its financial results for the quarter year ended June 30, 2005. A copy of such press release is furnished as Exhibit 99.1 to this report.
     Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release attached as Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
Item 9.01 Financial Statements and Exhibits.
     Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein are deemed to be furnished pursuant to Item 2.02 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
   (c) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release dated July 27, 2005.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.

Date: July 27, 2005	By:	/s/ Kenneth C. Fernandez

Name: Kenneth C. Fernandez
Title: Associate General Counsel

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EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release dated July 27, 2005.

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